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                                                                   EXHIBIT 10.25

                             SECURED LOAN AGREEMENT
                             ----------------------

         This Secured Loan Agreement (this "Agreement") is made as of May ___, 2001 (the "Effective Date") by and among Silvon Software, Inc., an Illinois corporation (the "Borrower"), and JDA Software Group, Inc., a Delaware corporation (the "Lender").

                                    RECITALS

         The Borrower wishes to borrow from the Lender and the Lender wishes to loan to the Borrower $3.5 million pursuant to the terms hereof and to be evidenced by a Secured Promissory Note in the form of Exhibit A hereto (the "Note").

                                    AGREEMENT

         In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

         1. Loan. Pursuant to the terms and subject to the conditions hereof (including those in Section 5 hereof), the Lender does hereby agree to make a secured loan in the amount of $3.5 million to the Borrower to be evidenced by the Note and the Borrower agrees to repay that loan with interest as described in the Note.

         2. Security Interest. The indebtedness represented by the Note is secured by a first priority security interest in all of the Borrower's Intellectual Property Collateral (as defined in the Security Agreement) and a subordinated security interest in all of the Borrower's other assets pursuant and subject to the terms and conditions of the Security Agreement by and between the Borrower and the Lender of even date herewith in the form attached hereto as Exhibit B (the "Security Agreement") and the Intercreditor Agreement of even date herewith among the Borrower, the Lender and Cole Taylor Bank in the form attached hereto as Exhibit D (the "Intercreditor Agreement").

         3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Lender the following as of the date of this Agreement, and as of the date of the Closing (as defined in Section 5), if a different date, as though then made, except as set forth on a Schedule of Exceptions attached hereto as Exhibit C (the "Schedule of Exceptions") delivered herewith, which exceptions shall be deemed to be representations and warranties as if made hereunder (the Schedule of Exceptions shall be arranged in paragraphs corresponding to the numbered paragraphs contained in this Section 3):

                  (a) Organization, Good Standing and Qualification. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of Illinois and has all requisite corporate power and authority to own or lease and operate its properties and assets and to carry on its business as now conducted by it and to enter into and perform the Loan Documents (as defined in Section 3(d)) and to carry out the transactions
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contemplated by the Loan Documents. The Borrower is duly qualified to transact business and is in good standing in each jurisdiction in which it transacts business and is required to be so qualified.

                  (b) Capitalization. The authorized capital of the Borrower consists of:

                           (i) 20,000,000 shares of Common Stock, no par value,
7,487,320 shares of which are currently issued and outstanding.

                           (ii) The Borrower has reserved 3,400,000 shares of
Common Stock for issuance to officers, directors, employees and consultants of the Borrower pursuant to its Stock Incentive Plan duly adopted by the Board of Directors (the "Stock Plan"). Of such reserved shares of Common Stock under the Stock Plan, 481,320 shares have been issued upon exercise of options or as stock grants or underlying stock options under the Stock Plan, and 2,918,680 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the Stock Plan.

                           (iii) The outstanding shares of Common Stock,
options, convertible promissory notes and warrants are owned by the stockholders and in the numbers specified in the Schedule of Exceptions.

                           (iv) The outstanding shares of Common Stock have been
duly authorized and validly issued, are fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended, and any relevant state securities laws or pursuant to valid exemptions therefrom.

                           (v) Except for (A) the outstanding convertible
promissory notes and outstanding warrants described in the Schedule of Exceptions, and (B) the outstanding options granted under the Stock Plan, there are no outstanding options, warrants, rights (including conversion or preemptive rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Borrower of any shares of its capital stock or any interest therein or securities convertible or exercisable therein. No stock plan, stock purchase, stock option or other agreement or understanding between the Borrower and any holder of any equity securities of the Borrower or rights to purchase equity securities of the Borrower provides for acceleration or other changes in the vesting provisions or other terms of such securities, as a result of any merger, sale of stock or assets, change in control, securities offering, or other similar transaction by the Borrower. The Borrower is not a party or subject to any agreement or understanding, and, to the Borrower's knowledge, there is no agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Borrower.

                  (c) Subsidiaries. The Borrower does not currently own or control, directly or indirectly, any interest in any other corporation, association, partnership, joint venture or other business entity.

                  (d) Authorization. All corporate action on the part of the Borrower, its officers and directors necessary for the authorization, execution and delivery of this Agreement, the Notes and the Security Agreement, the performance of all obligations of the Borrower


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hereunder and thereunder, the authorization, issuance (or reservation for issuance), sale and delivery of the Note has been taken, and this Agreement, the Note, the Security Agreement, the Intercreditor Agreement, the Escrow Agreement (as defined in Section 5) and the Warrant (as defined in Section 5) (collectively, the "Loan Documents"), when executed and delivered by the Borrower, shall constitute valid and legally binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally or (2) as limited by the exercise of judicial discretion or laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The Borrower has all requisite legal and corporate power to execute and deliver the Loan Documents and to carry out and perform its obligations hereunder and thereunder.

                  (e) Valid Issuance of Note. The Note that is being issued to the Lender hereunder, when issued and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued.

                  (f) Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Borrower is required in connection with the execution and delivery of the Loan Documents and the consummation of the transactions contemplated by the Loan Documents.

                  (g) Litigation. There is no action, suit, proceeding or investigation pending or, to the Borrower's knowledge, any basis for or threat thereof, against the Borrower that questions the validity of any Loan Document, or the right of the Borrower to enter into them, or to consummate the transactions contemplated thereby, or that is likely to result in a payment by the Borrower in excess of $100,000, or any material change in the current equity ownership of the Borrower or its business. The Borrower is not a party to or, to its knowledge, named in or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                  (h) Patents and Trademarks. The Borrower has good title or possesses sufficient legal rights to, or valid and enforceable licenses to use, all patents, trademarks, service marks, trade names, copyrights, trade secrets, permits, licenses, computer programs, software designs, information and proprietary rights and processes (the "Intellectual Property") necessary or appropriate for its business as now conducted and as presently proposed to be conducted without any conflict with, or infringement of, the rights of others and free and clear of any lien, security interest, encumbrance, license or other restriction other than the license agreements, OEM agreements, joint marketing agreements, referral partner agreements and other agreements entered into by Borrower with customers or clients from time to time in the ordinary course of business ("Permitted Agreements"). The Borrower's patents, trademarks, service marks, trade names, copyrights, and applications therefor, together with any other material Intellectual Property of the Borrower, are listed in Schedule 2(h) of the Schedule of Exceptions. The Borrower has taken reasonable actions to protect the Intellectual Property. Except for Permitted Agreements, there are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property, nor is the Borrower bound by or a party to any options, licenses or


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agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, licenses, information and proprietary rights and processes of any other person or entity. The Borrower has not received any written communications or, to its knowledge, oral communications alleging violation of any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity. The Borrower is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with (1) the use of such employee's best efforts to promote the interest of the Borrower, (2) the use of any employee's duties as an officer, employee or director of the Borrower or (3) that would conflict with the Borrower's business as conducted or proposed to be conducted. Neither the execution nor delivery of any Loan Document nor the carrying on of the Borrower's business by the employees of the Borrower, will, to the Borrower's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Borrower does not believe it is or will be necessary to use any inventions or works of authorship of any employees (or persons it currently intends to hire) made prior to their employment by the Borrower.

                  (i) Compliance with Other Instruments. The Borrower is not in violation or default of (1) any provision of its charter documents, or bylaws or
(2) any provision of (A) any mortgage, indenture, contract, agreement, instrument or material contract to which it is a party or by which it is bound or of any judgment, decree, order, writ or (B) to its knowledge, any statute, rule or regulation applicable to it. To the best of the Borrower's knowledge, no employee of the Borrower is in violation of any term of any contract or covenant (either with the Borrower or with another entity) relating to employment, patents, proprietary information disclosure, noncompetition or nonsolicitation. The execution, delivery and performance of the Loan Documents and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Borrower.

                  (j) Agreements; Action. There are no agreements, understandings, instruments, contracts or proposed transactions (in each case, oral or written) to which the Borrower is a party or by which it is bound that involve the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Borrower (other than Permitted Agreements or licenses arising from the purchase of "off the shelf" or other standard products), or indemnification by the Borrower with respect to infringement of proprietary rights (other than indemnification obligations arising from Permitted Agreements.

                  (k) Title to Property and Assets. Except (1) as reflected in the Financial Statements (defined in Section 3(l), (2) for liens for current taxes not yet delinquent, (3) for liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, materialmen and the like or (4) for liens in respect of pledges or deposits under workers' compensation laws or similar legislation, none of which items (1) through (4), individually or in the aggregate, materially interferes with the use of or rights to such property, the Borrower has good title to its property and assets free and clear of all


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mortgages, liens, loans and encumbrances. With respect to the property and assets it leases, the Borrower is in compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances, subject to clauses (1) - (4) above.

                  (l) Financial Statements. The Borrower has provided or made available to the Lenders audited financial statements (including balance sheet, income statement and statement of cash flows) for the fiscal year ended December 31, 1999 and unaudited financial statements (including balance sheet, income statement and statement of cash flows) for the quarters ended March 31, 2000, June 30, 2000, September 30, 2000, December 31, 2000 and March 31, 2001, and for the months ended January 31, 2001, February 28, 2001 and March 31, 2001 (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles and the absence of such notes do not make those financial statements misleading. The Financial Statements fairly present the financial condition and operating results of the Borrower as of the dates, and for the periods indicated therein. Except as set forth in the Financial Statements, the Borrower has no liabilities in excess of $75,000, contingent or otherwise, other than (1) liabilities incurred in the ordinary course of business subsequent to March 31, 2001 and (2) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Borrower. Except as disclosed in the Financial Statements, the Borrower is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Borrower maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

                  (m) Changes. Since March 31, 2001 there has not been:

                           (i) any adverse change in the assets, liabilities,
financial condition or operating results of the Borrower from that reflected in the Financial Statements;

                           (ii) any damage, destruction or loss, whether or not
covered by insurance;

                           (iii) any waiver, cancellation, release or compromise
by the Borrower of a valuable right or claim (or series of related rights or claims) or of a material debt owed to it;

                           (iv) any adverse change to a material contract;

                           (v) any change in any compensation arrangement or
agreement with any Borrower senior officer, director or stockholder outside the ordinary course of business;

                           (vi) any sale, assignment, transfer or license by the
Borrower (except in the ordinary course of business) of any patents, trademarks, copyrights, trade secrets or other intangible assets;

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                           (vii) any resignation or termination of employment of
any officer or key employee of the Borrower, and the Borrower does not know of any impending resignation or termination of employment of any such officer or key employee;

                           (viii) receipt of notice that there has been a loss
of, or material order cancellation by, any major customer of the Borrower;

                           (ix) any mortgage, pledge, transfer of a security
interest in, or lien, created by the Borrower, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

                           (x) any loans or guarantees made by the Borrower to
or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

                           (xi) any declaration, setting aside or payment or
other distribution in respect to any of the Borrower's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Borrower;

                           (xii) any other adverse event or condition of any
character; or

                           (xiii) any arrangement or commitment to do any of the
things described in this Section 3(m).

                  (n) Tax Returns and Payments. The Borrower has timely filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by the Borrower on or before the Closing have been paid or have been adequately and properly reserved in the Financial Statements and will be paid prior to the time they become delinquent, except those contested by it in good faith. Neither the Borrower has received any written notice or, to its knowledge, oral notice by any federal, state or local taxing authorities (1) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (2) of any deficiency in assessment or proposed judgment to its federal, state or other taxes. The amount shown on the Borrower's balance sheet as of February 28, 2001 as the provision for taxes is sufficient for the payment of all accrued and unpaid Federal, State, local and foreign taxes for all taxable periods ended prior thereto. The Borrower has no knowledge of any liability of any tax to be imposed upon its properties or assets of the date of this Agreement that is not adequately provided for. The Borrower has withheld or collected from each payment made to each of its employees the amount of all taxes (including, without limitation, federal income taxes, Federal Insurance Contribution Act taxes, Federal Unemployment Tax Act taxes and Medicare taxes) required to be withheld or collected therefrom, and has timely paid the same to the proper tax receiving or officers or authorized depositories.

                  (o) Insurance and Indemnification. The Borrower has in full force and effect a workers' compensation policy, fire and casualty insurance policies, and general and commercial liability policies, with extended coverage, and directors and officers liability policies, each in amounts (subject to reasonable deductibles) customary for companies similarly situated. With


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respect to each such insurance policy: (i) the policy is in full force and effect; (ii) the Borrower is not in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default or permit termination, cancellation, modification or denial of coverage under the policy; and (iii) no party to the policy has repudiated any of its provisions.

                  (p) Labor Agreements and Actions

                           (i) The Borrower is not bound by or subject to (and
none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or has sought to represent any of its employees, representatives or agents. There is no strike or other labor dispute involving the Borrower pending or, to the knowledge of the Borrower, threatened, nor is the Borrower aware of any labor organization activity involving those employees.

                           (ii) The Borrower has complied with all applicable
state and federal equal employment opportunity laws and with other laws related to employment.

                  (q) Permits. The Borrower has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it. The Borrower is not in default under any of such franchises, permits, licenses or other similar authority.

                  (r) Environmental and Safety Laws. The Borrower is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are required, are threatened, or will, with the passage of time, be required in order to comply with any such existing statute, law or regulation.

                  (s) ERISA. The Borrower has complied with applicable minimum funding requirements and other applicable and material requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"), applicable to the Employee Benefit Plans (as defined in Section 3(3) of ERISA) it sponsors or maintains, and there are no existing conditions that would give rise to material liability thereunder. With respect to any Employee Benefit Plan sponsored or maintained by it, the Borrower has made all contributions or payments to or under each Employee Benefit Plan required by law, by the terms of such Employee Benefit Plan or the terms of any contract or agreement. The Borrower has not been required to contribute to a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, since September 2, 1974. The Borrower has not incurred any liability to the Pension Benefit Guaranty Corporation. No prohibited transaction under ERISA has occurred with respect to any Borrower Employee Benefit Plan.

                  (t) Disclosures. No Loan Document and no exhibit thereto, or any report, certificate or instrument furnished to the Borrower in connection with the transactions contemplated in these Loan Documents, when read together, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, misleading. The Borrower knows of no information or fact that, individually or in the aggregate, has or is likely to


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materially impair the ability of Borrower to perform its obligations under the
Loan Documents which has not been disclosed to the Borrower in the Loan Documents or exhibits thereto.

                  (u) Nondisclosure and Proprietary Rights Agreement. Each past or present employee, officer and consultant of the Borrower has executed an agreement with the Borrower containing confidentiality provisions regarding the Intellectual Property Collateral (as defined in the Security Agreement) and other confidential information of the Borrower, and provisions confirming that any work product produced by such individuals in the course of their employment/engagement by the Borrower is the property of the Borrower.

         4. Additional Agreements.

                  (a) Financial Statements and Other Periodic Deliveries.

                           (i) As soon as available, but in any event within 45
days after the end of each quarterly accounting period, the Borrower shall deliver to the Lender unaudited consolidated statements of income and cash flows for the quarterly period then ended and a balance sheet as of the last day of that quarterly period, in each case prepared in accordance with GAAP consistent with past practices.

                           (ii) As soon as practicable, but in any event within
90 days after the end of its fiscal year, the Borrower shall deliver to the Lender audited consolidated statements of income and cash flow for the year then ended and a balance sheet as of the last day of that fiscal year, prepared in accordance with GAAP consistent with past practice.

                           (iii) Borrower shall deliver to Lender within thirty
(30) days of the last day of each fiscal quarter, a report signed by Borrower, in form reasonably acceptable to Lender, listing any applications or registrations that Borrower has made or filed in respect of any patents, copyrights, trademarks or mask works and the status of any outstanding applications or registrations. Borrower shall promptly advise Lender of any material change in the composition of the Intellectual Property Collateral (as defined in the Security Agreement), including but not limited to any subsequent ownership right of Borrower in or to any trademark, patent, copyright or mask work not specified in the Security Agreement.

                  (b) So long as the Note is outstanding, the Borrower will promptly (and in no event later than 5 days after the borrower becomes aware of such an event or change) inform the Lender of any material adverse events and of any material change in the nature of the Collateral (as defined in the Security Agreement).

                  (c) The Borrower shall not become a party to any agreement which by its terms restricts the Borrower's performances of any of the Agreements or the transactions contemplated thereby other than Permitted Agreements.

                  (d) So long as the Note issued hereunder is outstanding, the Borrower shall not, without the written consent of the holder of the Note:

                           (i) authorize, issue or enter into any agreement
providing for the issuance (contingent or otherwise) of any indebtedness for borrowed money, other than to a


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Senior Lender (as defined in the Intercreditor Agreement) in an amount not exceeding $1.5 million;

                           (ii) directly or indirectly declare or pay any
dividend on its capital stock;

                           (iii) directly or indirectly redeem, purchase or
otherwise acquire any of its equity securities (including warrants, options and other rights to acquire equity securities) except as contemplated by existing stock option plans or repurchases of employee options or restricted stock in the ordinary course of business;

                           (iv) increase the compensation for its senior
management except in the ordinary course of business consistent with past practice;

                           (v) merge or consolidate with any entity such that
the Borrower is not the surviving entity or that there has been a change in control of Borrower;

                           (vi) sell, lease or otherwise dispose of a material
amount of its assets in any transaction or series of related transactions other than in the ordinary course of business:

                           (vii) make any amendment to the Borrower's
Certificate of Incorporation, or the Borrower's bylaws, or file any resolution of the board of directors with the Secretary of State of the State of Illinois containing any provision which would adversely affect or otherwise impair the rights of the Lender under this Agreement:

                           (viii) pledge or encumber any of its assets other
than in the ordinary course of business or;

                           (ix) liquidate or dissolve.

         5. Conditions to Closing. The obligations of the Lender to make the loan called for by the Note (the "Closing") are subject to the fulfillment of each of the following conditions:

                  (a) Perfection of Security Interest. The Borrower shall have executed the Security Agreement and delivered to the Lenders executed UCC-1 financing statements, together with any other documents or agreements requested by the Lender in order to perfect the security interest granted to the Lender under the Security Agreement (such as filings with US Patent and Trademark Officer or the US Copyright Office).

                  (b) Intercreditor Agreement. The Borrower, the Lender and the Senior Lender shall have each executed and delivered an Intercreditor Agreement in the form attached as Exhibit D hereto (the "Intercreditor Agreement").

                  (c) Distribution Agreement. The Borrower and the Lender shall have each executed and delivered a Distribution Agreement in the form attached as Exhibit E hereto (the "Distribution Agreement").

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                  (d) Escrow Agreement. The Borrower, the Lender and DSI
Technology Escrow Service, Inc., as escrow agent, shall have each executed and delivered an Escrow Agreement in the form attached as Exhibit F hereto (the "Escrow Agreement") and the Borrower shall have deposited in such escrow the source code for all Intellectual Property Collateral that has source code.

                  (e) Funding; Receipts and Releases. The proceeds of the loan evidenced by the Note shall be applied to retire the existing convertible promissory notes dated May 25, 2000 payable to the order of (i) OPCO Senior executive Investment Partnership, L.P., a Delaware limited partnership ("OPCO"), in the principal amount of $75,000, (ii) CIBC WMV Inc., a Delaware corporation ("CIBC"), in the principal amount of $1,500,000, and (iii) William Blair Capital Partners V, L.P., a Delaware limited partnership ("William Blair"), in the principal amount of $1,500,000 (collectively, the "Existing Notes"), and in connection therewith, each of OPCO, CIBC and William Blair shall provide wiring instructions to the Lender prior to the Closing, execute a Receipt and Release in the form attached hereto as Exhibit G and execute a Form UCC-3 security interest release form. Any remaining funds shall be paid pursuant to wiring instructions provided by the Borrower. The Borrower shall execute a Receipt in the form attached hereto as Exhibit H and a Form UCC-1 and such other documents as the Lender shall reasonably request to evidence its security interest pursuant to the Security Agreement.

                  (f) Resolutions. The Borrower shall have delivered to the Lender resolutions of its board of directors authorizing the execution, delivery and performance of the Loan Documents.

                  (g) Representations and Warranties. The representations and warranties of the Borrower contained in Section 3 shall be true and correct in all material respects on and as of such Closing with the same force and effect as if they had been made at such Closing, except for items stated to be true as of a particular date, which shall remain true as of such date.

                  (h) Performance. The Borrower shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it on or before such Closing.

         6. Miscellaneous.

                  (a) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  (b) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

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                  (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

                  (d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  (e) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile or electronic transmission if sent during normal business hours of the recipient on a business day, or if not, then on the next business day; or (iii) one (1) business day after deposit with a nationally recognized overnight courier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the Borrower and the Lender at the address as set forth on the signature page hereof or at such other address as the Borrower or the Lender may designate by ten (10) days advance written notice to the other parties hereto.

                  (f) Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Borrower and the Lender. Any amendment or waiver effected in accordance with this Section 6(f) shall be binding upon each transferee of the Securities, each future holder of all such Securities, and the Borrower. Any amendment or waiver effected in accordance with this Section 6(f) shall be binding upon each transferee of the Securities, each future holder of all such Securities, and the Borrower. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

                  (g) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision(s) in good faith, in order to maintain or achieve the economic position enjoyed by each party as close as possible to that under the provision(s) rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision(s), then (i) such provision(s) shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and
(iii) the balance of the Agreement shall be enforceable in accordance with its terms.

                  (h) Entire Agreement. The Loan Documents, together with the Exhibits and Schedules attached thereto, delivered therewith or referenced therein, and the documents referred to therein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

                  (i) Survival of Warranties and Covenants. Except as otherwise expressly set forth herein, the warranties, representations and covenants of the Borrower and the Lenders contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing until all of Borrower's obligations under the Loan Documents have been satisfied.

                  (j) Remedies. The remedies of the Lender hereunder are governed by the terms hereof and the Security Agreement.


                            [signature page follows]

         The parties have executed this Secured Convertible Note Purchase Agreement as of the date first written above.

                                     BORROWER:

                                     SILVON SOFTWARE, INC.

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                        Address:     900 Oakmont Lane
                                                     Westmont, Illinois 60559
                                                     Attention:  President
                                                     Facsimile:
                                                               -----------------


                                     LENDER:

                                     JDA SOFTWARE GROUP, INC.

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Address:        14400 North 87th Street
                                                     Scottsdale, Arizona 85260
                                                     Attention:  General Counsel
                                                     Facsimile:  (480) 308-4268



                               SIGNATURE PAGE FOR
                             SECURED LOAN AGREEMENT

                                    EXHIBIT A
                                    ---------

                         FORM OF SECURED PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN exemption from registration available so that SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

$3,500,000                                                       May _____, 2001

                              SILVON SOFTWARE, INC.

                             SECURED PROMISSORY NOTE
                             -----------------------

         FOR VALUE RECEIVED, Silvon Software, Inc., an Illinois corporation (the "Company"), promises to pay to the order of JDA Software Group, Inc., a Delaware corporation (and any permitted successor(s) and assign(s) under Section 8 hereof, the "Holder"), the principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000) together with interest thereon calculated from the date hereof in accordance with the provisions of this Secured Promissory Note (this "Note"). Terms not defined herein, shall have the meaning given them in the Secured Loan Agreement dated as of May _____, 2001 between the Company and the Holder (the "Loan Agreement"). Neither the foregoing reference to the Loan Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Company to pay the principal and interest on this Note as provided herein.

         1. Loan Agreement. This Secured Promissory Note (as amended or otherwise modified from time to time the "Note") is the Note called for by the Loan Agreement. The Holder is entitled to the benefits of, and subject to the terms and conditions set forth in the Loan Agreement. The benefits and rights of the Holder are also subject to certain conditions and restrictions also set forth in the Loan Agreement, which conditions and restrictions may be enforced against the Holder.

         2. Maturity. The outstanding principal under this Note shall be due and payable on May ___, 2004 (the "Maturity Date"). Notwithstanding the foregoing, the entire unpaid principal sum of this Note, together with accrued and unpaid interest thereon, shall become immediately due and payable upon any Event of Default (as defined in the Security Agreement referred to in Section 3 hereof).

         3. Security Interest and Collateral. This Note is secured by a first priority security interest in all of the Company's Intellectual Property Collateral (as defined in the Security Agreement) and a subordinated security interest in all of the Company's other assets pursuant to the terms of the Security Agreement of even date herewith by and between the Company and the Holder (the "Security Agreement") and an Intercreditor Agreement of even date herewith by and between the Company, the Holder and the Senior Lender (defined therein) (the "Intercreditor Agreement").

         4. Interest.

                  (a) The principal of this Note from time to time outstanding shall bear interest on the unpaid principal amount of this Note outstanding from time to time on a monthly basis from the date hereof (compounded monthly) at the rate of the prime rate (as reflected in the money rates section of the Wall Street Journal as of the date hereof and as it may change from time to time (i.e., a floating rate)) plus 1.5% per annum (prorated monthly); provided, however, that upon an Event of Default and while that Event of Default is continuing, the interest shall be the lesser of (i) eighteen percent (18%) or
(ii) the highest rate of interest then allowed by law. All interest on this Note shall be due and payable monthly on the first day of each month, with the first interest payment due June 1, 2001. The interest on the Note will be paid to JDA monthly separately from any holdbacks of Royalties described in Section 6 hereof.

                  (b) Following an Event of Default, the Company shall pay to the Holder on demand all reasonable expenses and expenditures (including, but not limited to, reasonable fees and expenses of legal counsel) incurred or paid by the Holder in exercising or protecting its interests, rights and remedies under this Note, plus interest thereon at the lesser of (i) eighteen percent (18%) per annum or (ii) the highest rate of interest then allowed by law from the date of such demand by the Holder until paid.

                  (c) All agreements between Company and Holder, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by conversion, acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to the holder hereof for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Company to Holder relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness of Company to Holder, under any specific contingency, exceeds the highest lawful rate, Company and Holder shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof and/or (iii) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Company and Holder.

         5. Payment. All payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal except in the case of the holdback of Royalties pursuant to Section 6 or payment because of a new investment under Section 7, each of which shall first be credited to principal, and only when the principal is completely paid shall any Royalty holdback be applied to accrued interest. Prepayment of this Note may be made at any time, and from time to time, without penalty or premium.

         6. Royalties.

                  (a) 50% of the Royalties (as defined in the Distribution Agreement dated as of May __, 2001 between the Company and the Holder (the "Distribution Agreement")) due to the Company under the Distribution Agreement shall be retained by the Holder and applied against the outstanding principal and interest hereunder.

                  (b) If the Company draws on its line of credit under the Loan and Security Agreement dated as of June 1, 2000 between the Company and Cole Taylor Bank (the "Bank Loan Agreement"), then the amount of the Royalties described in Section 6(a) retained by the Holder and applied against the outstanding principal and interest hereunder shall increase to:

                           (i) 60% for so long as less than $750,000 but more
than $0 is owed to the Senior Lender by the Company under the Bank Loan Agreement; and

                           (ii) 100% for so long as more than $750,000 is owed
to the Senior Lender by the Company under the Bank Loan Agreement.

                  (c) If an Event of Default occurs and is continuing, 100% of the Royalties due to the Company under the Distribution Agreement shall be retained by the Holder and applied against the outstanding principal and interest hereunder until the Event of Default is cured.

                  (d) If the Company has committed an "Event of Default" under the Bank Loan Agreement, 100% of the royalties due to the Company under the Distribution Agreement shall be retained by the Holder and applied against the outstanding principal and interest hereunder until the Event of Default is cured.

         7. New Money. If the Company shall either receive an investment by a third party investor or borrow money from a bank or other third party lender (other than up to an aggregate outstanding amount of $1.5 million from the Senior Lender pursuant to the Bank Loan Agreement), 50% of such investment or loan must be paid by the Company to the Holder to reduce the outstanding principal and interest hereunder.

         8. Transfer; Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. The obligations of the Company or the Holder under this Note may not be assigned without the prior written consent of the other party hereto which may be given or denied in their sole and absolute discretion.

         9. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law thereof.

         10. Notices. Any notice required or permitted by this Note shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile or electronic transmission if received during normal business hours of the recipient on a business day, or if not, then on the next business day; or (iii) one (1) business day after deposit with a nationally recognized overnight courier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the Company and the Holder at the address as set forth on the signature page hereof or at such other address as the Company or the Holder may designate by ten (10) days advance written notice to the other parties hereto.

         11. Lost Documents. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and an indemnity agreement reasonably satisfactory to the Company (in case of loss, theft or destruction) or surrender and cancellation of such Note (in the case of mutilation), the Company, at its own expense, will make and deliver in lieu of such Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of the Note in lieu of which such new Note is made and delivered.

         12. Amendments and Waivers. Any term of this Note may be amended or waived only with the written consent of the Company and the Holder. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note.

         13. Waiver. The Company waives presentment and demand for payment, notice of dishonor, protest and notice of protest, notice of nonpayment and notice of acceleration of intent of acceleration of this Note. The right to plead any and all statutes of limitations as a defense to any demands hereunder or under the Security Agreement is hereby waived to the fullest extent permitted by law, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

         14. Invalidity. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. In such an event, the parties will in good faith attempt to effect the business agreement represented by such invalidated term to the fullest extent permitted by law.

         15. Attorneys' Fees. If an Event of Default occurs, the Holder shall be entitled to receive and the Company (or its assignee) agrees to pay all costs of collection incurred by the Holder, including, without limitation, reasonable attorneys' fees for consultation, suit and/or settlement.

         16. Remedies. The remedies of the Holder hereunder are governed by the terms hereof and the Security Agreement.

                                         COMPANY:
                                         SILVON SOFTWARE, INC.
                                         By:
                                            ------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------
                                            Address:   900 Oakmont Lane
                                                       Westmont, Illinois  60559
AGREED TO AND ACCEPTED:

HOLDER:
JDA SOFTWARE GROUP, INC.
By:
   ------------------------------------
      Name:
           -------------------------------
      Title:
           -------------------------------
      Address:      14400 North 87th Street
                    Scottsdale, Arizona 85260









                    SIGNATURE PAGE TO SECURED PROMISSORY NOTE

                                    EXHIBIT B
                                    ---------


                           FORM OF SECURITY AGREEMENT

THIS AGREEMENT IS SUBJECT TO THE TERMS AND CONDITIONS OF THE INTERCREDITOR AGREEMENT DATED MAY ___, 2001, BY AND BETWEEN COLE TAYLOR BANK AND JDA SOFTWARE GROUP, INC., AS THE SAME MAY BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME.

                              SILVON SOFTWARE, INC.

                               SECURITY AGREEMENT
                               ------------------

         THIS SECURITY AGREEMENT (this "Security Agreement") is made and entered into as of May ____, 2001 (the "Effective Date") by and between Silvon Software, Inc., an Illinois corporation ("Debtor"), and JDA Software Group, Inc., a Delaware corporation (the "Secured Party"), which is the lender under Debtor's Secured Promissory Note (as amended or otherwise modified from time to time, the "Secured Note") issued pursuant to that certain Secured Loan Agreement between Debtor and the Secured Party of even date herewith (the "Loan Agreement", together with the Secured Note, this Security Agreement, the Escrow Agreement (as defined in the Loan Agreement), the Intercreditor Agreement (as defined in the Loan Agreement), the Escrow Agreement (as defined in Section 7 hereof) and any additional agreements executed by the parties after the date hereof in order to perfect or continue the perfection of the security interest granted hereunder, the "Loan Documents").

         1. CREATION OF SECURITY INTEREST; TERM. Debtor hereby grants to the Secured Party a security interest in the Collateral described in Section 2 of this Security Agreement to secure performance and payment of all obligations and indebtedness of Debtor arising from the Secured Note, including, but not limited to, the obligations and indebtedness of Debtor to the Secured Party described in
Section 3 of this Security Agreement (collectively, the "Indebtedness"). The security interest created hereby shall be: (i) a first priority security interest with respect to the Intellectual Property Collateral (defined below) and (ii) with respect to all other Collateral (defined below), a security interest subordinated only to the rights of the Senior Lender (as defined in the Intercreditor Agreement) as described in the Intercreditor Agreement and those of the other creditors with respect to certain assets as described in Exhibit F hereto. This Security Agreement shall automatically terminate upon the full performance, payment and satisfaction of the Indebtedness. Until termination of this Agreement, the Secured Party's security interest in the Collateral, and all proceeds and products thereof, shall continue in full force and effect, subject to the terms and conditions of the Loan Documents.

         2. COLLATERAL. In order to secure the payment when due of any and all Indebtedness, Debtor hereby pledges to the Secured Party and grants to the Secured Party a security interest in and to the following properties (collectively, the "Collateral"):

                  (a) Any and all intellectual property of Debtor currently in existence or developed in the future including, without limitation, all patents, patent applications, copyrights, copyright applications, trademarks, trademark applications and trade secrets, and further includes any and all tangible and intangible products, discoveries, developments, designs, improvements, inventions, formulas, processes, techniques, know-how, data and software source code whether or not registrable or patentable under statute, whenever made, conceived, reduced to practice, learned or developed by or for Debtor (including, without limitation, any and all of Grantor's Copyrights, Patents, Trademarks and Mask Works as listed on Exhibits A, B, C, and D), and including, without limitation, all proceeds thereof (such as by proceeds of infringement suits or license royalties for exclusive licenses granted outside of the ordinary course of business), the right to sue for past, present and future infringements throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part. (the "Intellectual Property Collateral");

                  (b) All "accounts," as such term is defined under the Uniform Commercial Code of the State of New York as may, from time to time, be in effect (the "UCC"), now owned or hereafter acquired by Borrower, including all accounts receivable and other receivables, whether arising out of goods sold or services rendered or from any other transaction.

                  (c) All of Debtor's inventory (as defined in the UCC), both now owned and hereafter acquired, including, without limitation, all goods, merchandise, raw materials, goods in process, finished goods and other tangible personal property both now owned and hereafter acquired by Debtor and held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in Debtor's business, and all proceeds thereof any products made or processed from such inventory, as well as all additions and accessions thereto and substitutions and replacements for any thereof;

                  (d) All of Debtor's other tangible personal property, both now owned and hereafter acquired, including, without limitation, all equipment, consumer goods, furniture, fixtures, machinery, operating equipment, assembly and production equipment, engineering and electrical equipment, and all proceeds of any thereof, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Debtor or any computer bureau or service company from time to time acting for the Debtor, as well as all additions and accessions thereto and substitutions and replacements for any thereof excluding property held by Debtor pursuant to leases currently in effect;

                  (e) All of Debtor's other intangible personal property, cash on hand and cash in and deposits with banks or other financial institutions, whether now owned or hereafter acquired, including, without limitation, all chattel paper, documents, instruments and general intangibles, as those terms are defined in the UCC, all contracts, shares of stock, bonds, notes, evidences of indebtedness and other securities, bills, notes and accounts receivable, interests in life insurance policies, claims, credits, choses in action, licenses, permits, franchises and grants;

                  (f) All rights, title and interests, now owned or hereafter acquired (other than property that may be held by Debtor pursuant to leases) to all other property and assets, real, personal or mixed;

                  (g) All awards in respect of any "Taking" (as used herein, a "Taking" shall mean a taking, conveyance or sale of all or any part of the Collateral or any interest therein or right accruing thereto, as a result of, or in lieu or anticipation of, the proper exercise of the right of condemnation or eminent domain by a governmental authority having jurisdiction over real property owned by Debtor);

                  (h) All rents, income and issues arising from or in connection with, and all proceeds of, any of the foregoing; and

                  (i) All other real, personal and mixed (tangible and intangible) property of every character and wherever situated, now owned and hereafter acquired (other than property that may be held by Debtor pursuant to leases) by Debtor.

         3. PAYMENT OBLIGATIONS OF DEBTOR.

                  (a) Debtor shall pay to the Secured Party any sum or sums due or which may become due pursuant to the Secured Note in accordance with the terms of the Loan Documents and any and all renewals, rearrangements or extensions thereof.

                  (b) Debtor shall account fully and faithfully to the Secured Party for proceeds from disposition (i) of the Intellectual Property Collateral in any manner other than pursuant to Permitted Agreements (as defined in the Loan Agreement) and (ii) of any other Collateral in any manner outside the ordinary course of business and, following an Event of Default (as defined below) hereunder which is continuing, shall, subject to the terms of the Intercreditor Agreement, pay or turn over promptly in cash, negotiable instruments, drafts, assigned accounts or chattel paper all the proceeds from each sale to be applied to Debtor's Indebtedness to the Secured Party, subject, if other than cash, to final payment or collection. Application of such proceeds to Indebtedness of Debtor shall be in the sole discretion of the Secured Party, provided such application of proceeds is made by the Secured Party in a reasonable manner.

                  (c) Following an Event of Default hereunder or under the Secured Note which is continuing, Debtor shall pay to the Secured Party on demand all reasonable expenses and expenditures (including, but not limited to, reasonable fees and expenses of legal counsel) incurred or paid by the Secured Party in exercising or protecting its interests, rights and remedies under this Security Agreement, plus interest thereon at the lesser of (i) 18% per annum or
(ii) the highest rate of interest then allowed by law from the date of any such demand by the Secured Party until paid.

                  (d) Debtor shall pay immediately, without notice, the entire unpaid Indebtedness of Debtor plus any accrued but unpaid interest, to the Secured Party whether created or incurred pursuant to this Security Agreement or any other Loan Document, upon an Event of Default.

         4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF DEBTOR.

                  (a) All information supplied and statements made by Debtor in any financial, credit or accounting statement or provided to the Secured Party prior to, contemporaneously with or subsequent to the execution of this Security Agreement are and shall be true, correct, complete, valid and genuine in all material respects as of the date made.

                  (b) The location where Debtor maintains its chief executive office is as set forth on the execution page hereof. All of Debtor's assets in the United States are located at its chief executive office except for the source code to the Intellectual Property collateral, which is maintained in accordance with the terms of Escrow Agreement (defined below).

                  (c) The Collateral shall remain in Debtor's possession or control at all times at its chief executive office at Debtor's risk of loss until (i) sold, licensed or otherwise disposed of in the ordinary course of business, provided that the Secured Party shall be granted a security interest in the proceeds and other consideration received for such Collateral or (ii) as authorized in writing by the Secured Party.

                  (d) Until an Event of Default which has not been cured, Debtor may use the Collateral in any lawful manner not inconsistent with this Security Agreement or with the terms or conditions of any policy of insurance thereon and may also sell, license or otherwise dispose of the Collateral in the ordinary course of business. The Secured Party's security interest shall attach to all proceeds of sales, licenses and other dispositions of the Collateral.

                  (e) Debtor will promptly notify the Secured Party in writing of any change in the location of its chief executive office as set forth in paragraph 4(b) of this Security Agreement.

                  (f) Debtor shall pay prior to delinquency all material taxes, charges, liens and assessments against the Collateral except those Debtor is contesting in good faith and for which adequate accruals have been made, and upon Debtor's failure to do so after ten days' prior written notice, the Secured Party at their option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Such payment shall become part of the Indebtedness secured by this Security Agreement and shall be paid to the Secured Party by Debtor immediately and without demand, with interest thereon at the rate set forth in paragraph 3(c) hereof.

                  (g) Debtor will have and maintain insurance at all times with respect to all Collateral against risks of fire, theft and such other risks as are generally insured against by companies in the Debtor's line of business, including extended coverage. Following an Event of Default and during its continuation, the Secured Party may act as attorney for Debtor in obtaining, adjusting, settling and canceling such insurance and endorsing any drafts drawn by insurers of the Collateral. The Secured Party may apply any proceeds of such insurance which may be received by it in payment on account of the obligations secured hereby, whether due or not.

                  (h) Debtor shall, at its own expense, do, make, procure, execute and deliver all acts, things, writings and assurances as the Secured Party may at any time reasonably request to protect, assure or enforce their interests, rights and remedies created by, provided in or emanating from this Security Agreement. Debtor will execute financing statements and take whatever other actions are reasonably requested by the Secured Party to perfect and continue the Secured Party's security interests in the Collateral; including the filing of Forms UCC-1 in the State of Illinois and in any other State or local jurisdiction where the Collateral may be located and filings in the United States Patent and Trademark Office and the United States Copyright Office, as applicable. Upon the reasonable request of the Secured Party, the Debtor will deliver to the Secured Party any and all of the documents evidencing or constituting the Collateral (if applicable), and the Debtor will note Secured Party's interests upon any and all of such documents if not delivered to the Secured Party's representative for possession by it. Debtor hereby agrees that a carbon, photographic, photostatic or other reproduction of this Security

Agreement or of a financing statement is sufficient as a financing statement where permitted by law.

                  (i) Except in the ordinary course of business, Debtor shall not sell, lend, license, rent, lease or otherwise dispose of the Collateral or any interest therein except as authorized in this Security Agreement, in any other Loan Document or in writing by the Secured Party, and Debtor shall keep the Collateral, including the proceeds thereof, free from unpaid charges, including taxes, and from liens, encumbrances and security interests other than that of the Secured Party and those in existence as of the date hereof as described in Section 4(k) (except such encumbrances and liens which arise in the ordinary course of business and both (i) do not materially impair the Debtor's ownership or use of the Collateral and (ii) are junior to and do not adversely affect the security interest granted hereunder to the Secured Party or taxes or other charges not yet due).

                  (j) Debtor shall keep accurate and complete records of the Collateral and its proceeds.

                  (k) Debtor is the owner of the Collateral other than the Intellectual Property Collateral (the "Other Collateral") free of all liens, claims and encumbrances, except as created by this Security Agreement, the security interest of the Senior Lender in the Other Collateral under the Loan and Security Agreement dated as of June 1, 2000 between Debtor and Cole Taylor Bank (the "Bank Loan Agreement") and the other security interests set forth on Exhibit F hereto (except such encumbrances and liens which arise in the ordinary course of business and both (i) do not materially impair the Debtor's ownership or use of the Other Collateral and (ii) are junior to and do not adversely affect the security interest granted hereunder to the Secured Party), and except as noted above in this subsection, no financing statement covering the Other Collateral or its proceeds is on file in any public office.

                  (l) Debtor is the owner of the Intellectual Property Collateral free of all liens, claims and encumbrances, except as created by this Security Agreement and the security interest of the Senior Lender under the Bank Loan Agreement, which has been subordinated to the interest of the Secured Party under the terms of the Intercreditor Agreement (except such encumbrances and liens which arise in the ordinary course of business and both (i) do not materially impair the Debtor's ownership or use of the Intellectual Property Collateral and (ii) are junior to and do not adversely affect the security interest granted hereunder to the Secured Party), and other than the security interest under the Bank Loan Agreement, no financing statement covering the Intellectual Property Collateral or its proceeds is on file in any public office.

                  (m) As to that portion of the Collateral which is accounts, Debtor represents, warrants and agrees with respect to each such account that:

                           (i) The account arose from the performance of
services by Debtor which have been performed or from the lease or the absolute sale of goods by Debtor in which Debtor had the sole and complete ownership, and the goods have been shipped or delivered to the account debtor.

                           (ii) The account is not subject to any prior or
subsequent assignment, claim, lien or security interest other than that of the Secured Party and of the Senior Lender under the Bank Loan Agreement.

                           (iii) The account is not subject to set-off,
counterclaim, defense, allowance or adjustment other than discounts for prompt payment shown on the invoice, or to dispute, objection or complaint by the account debtor concerning his liability on the account, and the goods, the sale or lease of which gave rise to the account, have not been returned, rejected, lost or damaged.

                           (iv) The account arose in the ordinary course of
Debtor's business, and no notice of bankruptcy, insolvency or financial embarrassment of the account debtor has been received by Debtor.

         5. EVENTS OF DEFAULT. Debtor shall be in default under this Security Agreement upon the happening of any condition or event set forth below (each, an "Event of Default"):

                  (a) The Debtor shall file a certificate of dissolution under applicable state law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof.

                  (b) The filing or commencement of an involuntary case or other legal proceeding against the Debtor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property which has not been dismissed within 30 days of the filing thereof; or an order for relief shall be entered against the Company under the federal bankruptcy laws as now or hereafter in effect.

                  (c) The filing or commencement by the Debtor of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property; or the Debtor shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors.

                  (d) The Secured Party's security interest in the Intellectual Property Collateral (as defined in the Security Agreement) shall for any reason fail or cease to create a valid and perfected first priority lien on the Intellectual Property Collateral (and such is not cured within 10 days of the date on which the Debtor becomes aware of such failure).

                  (e) The Debtor's failure to timely make any payment (whether principal, interest or otherwise) under the Note when due, whether upon demand or otherwise (and such failure is not cured within 10 days).

                  (f) Any representation, warranty or other statement made by the Debtor in any Loan Document, or any certificate or other instrument furnished by the Debtor to the Secured Party in connection with the transactions contemplated thereby and taken as a whole, is false or misleading as of the date made and such misrepresentation or breach of warranty, either individually or collectively, has materially impaired or is reasonably likely to materially impair the ability of the Debtor to perform its obligations under Loan Document or any of the transactions contemplated thereby; provided, however, that if such false or misleading representations, warranties or other statements were not made intentionally or due to Debtor's gross negligence, the Debtor shall have 180 days from the date on which the Debtor becomes aware of it to cure before it shall be deemed an Event of Default hereunder.

                  (g) The Debtor's failure to perform any of its obligations under Section 4 of the Secured Loan Agreement within 10 days of the date required for the performance of that obligation under Section 4.

                  (h) The Debtor's failure to perform or observe, any other term, covenant or agreement contained in any Loan Document or other certificate or instrument delivered in connection therewith to be performed or observed by the Debtor that has materially impaired or is reasonably likely to materially impair the ability of the Debtor to perform its obligations under any Loan Document, or any of the transactions contemplated thereby (and such failure is not cured within 180 days from the date on which the Debtor becomes aware of such failure).

                  (i) The loss, theft, substantial damage, destruction, sale (other than pursuant to Permitted Agreements (as defined in the Loan Agreement)) of any material portion of the Intellectual Property Collateral or the making of any levy, seizure or attachment thereof or thereon.

         The Debtor shall promptly notify the Secured Party in writing of any Event of Default, any event that will be an Event of Default if not cured within the applicable time periods described above, or the occurrence of any event that will or is reasonably likely to result in an Event of Default. Failure to so notify the Secured Party within 10 days shall be an Event of Default hereunder.

         6. SECURED PARTY' RIGHTS AND REMEDIES.

                  (a) Rights in the Event of Default. In addition to those rights, if any, specified in the other Loan Documents, but subject to the terms and conditions of the Loan Documents, upon the occurrence of an Event of Default and during its continuation, and at any time thereafter, the Secured Party may do each of the following, subject to the Intercreditor Agreement and the Escrow
Agreement:

                           (i) Enter Debtor's premises to inspect the Collateral
                  and Debtor's books and records pertaining to the Collateral, and Debtor shall assist the Secured Party in making any such inspection.

                           (ii) Execute, sign, endorse, transfer or deliver in
                  the name of Debtor, notes, checks, drafts or other instruments for the payment of money and receipts, certificates of origin, applications for certificates of title or any other documents, necessary to evidence, perfect or realize upon the security interest and obligations created by this Security Agreement.

                           (iii) Agree to discharge taxes, liens or security
                  interests or other encumbrances at any time levied or placed on the Collateral, pay for the insurance on the Collateral and pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse the Secured Party on demand for any payment made, or expense incurred by the Secured Party pursuant to the foregoing authorization, plus interest thereon at the rate set forth in paragraph 3(c) hereof, and will indemnify and hold the Secured Party harmless from and against liability in connection therewith.

                           (iv) Subject to the terms and conditions of the Loan
                  Documents, declare all obligations secured hereby immediately due and payable and shall have the rights and remedies of a "secured party" under the UCC in effect in the local jurisdiction where the Collateral is located, including, without limitation, the right to sell, lease or otherwise dispose of any or all of the Collateral and the right to take possession of the Collateral, and for that purpose the Secured Party may enter any premises on which the Collateral or any part thereof may be situated and remove the same therefrom, so long as the same may be accomplished without a breach of the peace. The Secured Party may require Debtor to assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party and thereafter hold the Collateral absolutely free from any claim or right of set off whatsoever, including any right of redemption (statutory or otherwise), and such demand, notice and right or equity being hereby expressly waived and released. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will send Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is given to Debtor at least ten days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include the Secured Party's reasonable fees and expenses actually incurred by or on behalf of the Secured Party (including, but not limited to, reasonable fees and expenses of legal counsel), and Debtor agrees to pay such reasonable fees and expenses, plus interest thereon at the rate set forth in paragraph 3(c) hereof.

                           (v) Notify the account of debtors or obligors of any
                  accounts, chattel paper, negotiable instruments or other evidences of indebtedness remitted by Debtor to the Secured Party as proceeds to pay the Secured Party directly.

                           (vi) Demand, sue for, collect or make any compromise
                  or settlement with reference to the Collateral as the Secured Party, in their sole discretion, choose.

                           (vii) Remedy any default and may waive any default
                  without waiving or being deemed to have waived any other prior or subsequent default.

                           (viii) To the extent not wholly inconsistent with any
                  remedy expressly provided for under this Agreement, the Intercreditor Agreement or the Escrow Agreement, the Secured Party may exercise any other rights or remedies it may have at law or under the Loan Documents or Escrow Agreement (defined below).

                  (b) Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to this Section 6 are insufficient to cover the costs and expenses of such realization and the payment in full of the Indebtedness, Debtor shall remain liable for any deficiency.

         7. Escrow of Source Code. Concurrent with the execution of this Agreement, as further security for the Indebtedness, Debtor, Secured Party and DSI Technology Escrow Services, Inc. ("DSI") have entered into a Preferred Escrow Agreement, in the form attached hereto as Exhibit E (the "Escrow Agreement"). Debtor shall be responsible for all amounts payable to DSI pursuant to Section 6 of the Escrow Agreement. If the Secured Party makes any payment to DSI required to be made by Debtor pursuant to such Section 6, Debtor shall promptly reimburse the Secured Party for all of such payment.

         8. MISCELLANEOUS.

                  (a) Notices. Any notice required or permitted by this Security Agreement shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile or electronic transmission if received during normal business hours of the recipient on a business day, or if not, then on the next business day; or
(iii) one (1) business day after deposit with a nationally recognized overnight courier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the Debtor and the Secured Party at the addresses set forth on the signature pages hereof or at such other address as the Debtor or the Secured Party may designate by ten (10) days' advance written notice to the other parties hereto.

                  (b) Construction. "Secured Party" and "Debtor", as used in this instrument, include the administrators, successors, representatives, receivers, trustees and assigns of such party.

                  (c) Headings. The headings appearing in this instrument have been inserted for convenience of reference only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this instrument.

                  (d) Governing Law. The law governing this secured transaction shall be that of the State of New York in force at the date of this instrument.

                  (e) Further Assurances. All property acquired by Debtor after the date hereof, which by the terms hereof is required or intended to be subjected to the lien of this Security Agreement, shall, immediately upon the acquisition thereof and without further mortgage, conveyance or assignment, become subject to the lien of this Security Agreement as fully as though now owned by Debtor and specifically described herein. Nevertheless, Debtor will do all such further acts and execute, acknowledge and deliver all such further conveyances, mortgages, financing statements and assurances as the Secured Party shall reasonably require for accomplishing the purposes of this Security Agreement.

                  (f) Rights Cumulative; No Waiver. The rights and remedies of the Secured Party hereunder are cumulative, and the exercise (or waiver) of any one or more of the remedies provided for herein shall not be construed as a waiver of any of the other rights and remedies of the Secured Party. No delay on the part of the holder of this Security Agreement in the exercise of any power or right under this Security Agreement or under any other instrument executed pursuant hereto shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

                  (g) Successors and Assigns. The rights and obligations of the Secured Party and the Debtor hereunder may not be transferred or assigned by any party without the prior written consent of the other parties hereto, except the Secured Party may transfer or assign its rights and obligations under this Security Agreement to any of its subsidiaries or affiliates without such consent and in such case the assignee shall be entitled to all of the rights, privileges and remedies granted in this Security Agreement to the Secured Party provided that the transfer does not violate applicable securities laws and is in connection with a concurrent assignment or transfer of Secured Note to such assignee or transferee; and in such event Debtor will assert no claims or defenses, other than a defense that it has performed its obligations under the Loan Documents, it may have against the Secured Party against the assignee, except those granted in this Security Agreement. Any assignee of Debtor or the Secured Party shall agree in writing prior to the effectiveness of such assignment to be bound by the provisions hereof. All of the stipulations, promises and agreements in this Security Agreement made by Debtor shall bind the successors and permitted assigns of Debtor, whether so expressed or not, and inure to the benefit of the successors and permitted assigns of Debtor and the Secured Party.

                  (h) Severability. In the event any one or more of the provisions contained in this Security Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Security Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (i) Amendment and Waiver. Any term of this Security Agreement may be amended or waived only with the written consent of the Debtor and the Secured Party. Any waiver by the Debtor or the Secured Party of a breach of any provision of this Security Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Security Agreement. The failure of the Debtor or the Secured Party to insist upon strict adherence to any term of this Security Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Security Agreement.

                  (j) Entire Agreement. The Loan Documents constitute the full understanding between the parties hereto with respect to the subject matter hereof, and no statements, written or oral, made prior to or at the signing hereof shall vary or modify the terms hereof.

                  IN WITNESS WHEREOF, the undersigned parties have executed this Security Agreement on and as of the Effective Date.


                                        DEBTOR:
                                        -------

                                        SILVON SOFTWARE, INC.




                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:
                                           Address:  900 Oakmont Lane
                                                     Westmont, Illinois 60559

                                        SECURED PARTY:
                                        --------------

                                        JDA SOFTWARE GROUP, INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:
                                        Address:     14400 North 87th Street
                                                     Scottsdale, Arizona 85260





                      SIGNATURE PAGE TO SECURITY AGREEMENT

                                    EXHIBIT C

                             SCHEDULE OF EXCEPTIONS

                                    EXHIBIT D
                                    ---------

                             INTERCREDITOR AGREEMENT

                                    EXHIBIT E

                             DISTRIBUTION AGREEMENT

                                    EXHIBIT F

                                ESCROW AGREEMENT

                                    EXHIBIT G

                               RECEIPT AND RELEASE

                                    EXHIBIT H

                                     RECEIPT